SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 04, 2004

                          Capstone Turbine Corporation
                          ----------------------------
                     (Exact name of Registrant as specified

                                 in its charter)

      Delaware                      001-15957                    95-4180883
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   (State or other                 (Commission                (I.R.S. Employer
    jurisdiction of                File Number)              Identification No.)
    incorporation)


               21211 Nordhoff Street, Chatsworth, California 91311 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (818) 734-5300

                 (Former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition

     On November 4, 2004, Capstone Turbine Corporation (the "Company") announced via a press release the Company's financial results for the second quarter of its fiscal year 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1. The information furnished under Item 2.02 of this Report, including Exhibit 99.1, shall be deemed to be "filed" for purpose of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

99.1 Press release of the Registrant dated November 4, 2004 containing financial information for the second quarter ended September 30, 2004.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    CAPSTONE TURBINE CORPORATION
                                                            (Registrant)



Date: November 4, 2004                              By:  /s/ Karen Clark
                                                         --------------
                                                         Karen Clark
                                                         Chief Financial Officer

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                                  Exhibit Index
                                  -------------

Exhibit Number     Description of Document
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99.1               Press Release of Capstone Turbine Corporation, dated November
                   4, 2004, reporting its fiscal 2005 second quarter results.